SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

Community Bancorp Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 15, 2005

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders of Community Bancorp Inc. to be held at 10:00 a.m. on Wednesday, May 25, 2005 at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California.

At this year’s meeting you will be asked to vote for four persons, Gary W. Deems, Philip D. Oberhansley, Thomas E. Swanson and M. Faye Wilson, to be elected to the Company’s Board of Directors. The Board of Directors recommends that you vote “for” each of the Nominees.

You will also be asked to approve our 2005 Equity Based Compensation Plan. We believe that this Plan will provide us the opportunity to better align the interests of our management with those of the rest of the stockholders by focusing even further on performance oriented compensation.

You will also be asked to vote on any other matters, including one stockholder proposal, as may properly come before the meeting.

In addition to the formal business, we will report to you on the Company’s and Bank’s 2004 results and our goals as we look forward to 2005 and beyond.

We hope you will be able to attend. However, your shares cannot be voted unless you sign, date and return the enclosed proxy card or attend the annual meeting in person.

Cordially,

Gary W. Deems	Michael J. Perdue
Chairman of the Board	President and Chief Executive Officer

COMMUNITY BANCORP INC.

900 Canterbury Place, Suite 300

Escondido, California 92025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2005

10:00 A.M.

TO THE STOCKHOLDERS OF COMMUNITY BANCORP INC.:

THIS IS TO NOTIFY YOU that pursuant to its Bylaws and the call of its Board of Directors, Community Bancorp Inc. (the “Company”) will hold its 2005 Annual Meeting of Stockholders (the “Meeting”) at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on Wednesday, May 25, 2005 at 10:00 a.m. local time for the purpose of considering and voting on the following matters:

1. Election of Directors.    To consider and vote to elect four (4) persons to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Stockholders and until their successors have been elected and have qualified.

2. 2005 Equity Based Compensation Plan.    To consider and vote on the Company’s 2005 Equity Based Compensation Plan.

3. Other Business.    To transact such other business as may properly come before the Meeting and any adjournment thereof, including, if properly introduced at the meeting, taking action on the stockholder proposal designated as Proposal No. 3 in the accompanying Proxy Statement.

You may vote at the Meeting if you were a stockholder of record at the close of business on April 6, 2005.

In connection with nominations for directors, the Company’s Certificate of Incorporation provides:

“Nominations for election to the Board of Directors of the corporation may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 45 days nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 45 days’ notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the consent, in writing, of each nominee to serve, if elected; (iv) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (v) the name and residence of the notifying stockholder, and (vi) the number of shares of capital stock of the corporation owned by the notifying stockholder. Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspectors of election shall disregard all votes cast for each such nominee.”

IT IS VERY IMPORTANT THAT YOU VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

By order of the Board of Directors

L. Bruce Mills, Jr. Secretary

Dated: April 15, 2005

COMMUNITY BANCORP INC.

PROXY STATEMENT

THE MEETING

Information Concerning the Solicitation

You are receiving this Proxy Statement from Community Bancorp Inc. in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders to be held at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on May 25, 2005 at 10:00 a.m. local time (the “Meeting”).

You may vote at the Meeting if you were a stockholder of record on April 6, 2005. There were 5,253,123 shares of the Company’s Common Stock, par value $0.625 each, outstanding and entitled to be voted on such date.

You are entitled to one vote for each share you held on the record date, except that for the election of directors you have cumulative voting rights and you may vote as many votes as equals the number of shares you held multiplied by the number of directors to be elected. You may cast all your votes for a single candidate or distribute such votes among any or all of the candidates as you choose. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

You have the power to revoke your proxy prior to its exercise. You may revoke your proxy

•	prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or

•	by attending and voting at the Meeting.

The Inspectors of Election for the Meeting will count votes cast by proxy or in person at the Meeting. The Inspectors will treat abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, the proxy holders will vote each valid proxy, which is not revoked,

•	“FOR” the Company’s nominees for the Board of Directors

•	“FOR” the Company’s 2005 Equity Based Compensation Plan

•	“AGAINST” the stockholder proposal designated as Proposal No. 3 herein and, in the proxy holders’ judgment, on such other matters, if any, which may properly come before the Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. The Company will furnish copies of proxy materials to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and Community National Bank (the “Bank”) may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

As of April 6, 2005, the Company knew of no person who owned more than five percent (5%) of the outstanding shares of its Common Stock.

Security Ownership of Management

The Company has only one class of shares outstanding, Common Stock.

The next table provides information as of April 6, 2005, concerning the equity ownership of the Company’s directors/nominees, the Company’s and the Bank’s executive officers, and their directors and executive officers as a group:

Name and Address (1) of Beneficial Owner	Relationship with Company/Bank	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Mark N. Baker	Director	74,503[4]	1.4%
Gary W. Deems	Chairman of the Board	107,832[5]	2.0%
G. Bruce Dunn	Director	153,998[6]	2.9%
Granger Haugh	Director	118,786[7]	2.2%
Robert H.S. Kirkpatrick	Director	24,192[8]	0.5%
L. Bruce Mills, Jr.	Sr. Vice President/ Chief Financial Officer	37,364[9]	0.7%
Donald W. Murray	Executive Vice President/ Chief Credit Officer	64,498[10]	1.2%
Philip D. Oberhansley	Director	4,271[11]	0.1%
Thomas A. Page	Director	62,785[12]	1.2%
Michael J. Perdue	President, Chief Executive Officer and Director	73,182[13]	1.4%
Richard M. Sanborn	Executive Vice President/ Chief Administrative Officer	26,234[14]	0.5%
Corey A. Seale	Vice Chairman of the Board	47,443[15]	0.9%
Thomas E. Swanson	Director	233,590[16]	4.4%
M. Faye Wilson	Director	7,730[17]	0.1%
Gary M. Youmans	Executive Vice President/ Director	109,915[18]	2.1%
All directors and executive officers of the Company as a group (15 persons)		1,146,323[19]	20.5%

(1)	The address for all persons listed is c/o Community Bancorp Inc., 900 Canterbury Place, Suite 300, Escondido, California, 92025.

(2)	Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, each director and executive officer listed above possesses sole voting power and sole investment power for the shares of the Company’s Common Stock listed.

(3)	Includes shares of Common Stock subject to stock options exercisable within 60 days.

(4)	Includes 40,976 shares held in a retirement trust for his benefit, 21,032 shares held in a trust for the benefit of him and his spouse and 12,495 shares of Common Stock subject to stock options exercisable within 60 days.

(5)	Includes 89,308 shares of Common Stock held in an IRA for his benefit, 5,622 shares in a trust for the benefit of him and his spouse, 407 shares held in an IRA for the benefit of his wife, and 12,495 shares subject to stock options exercisable within 60 days.

(6)	Includes 62,656 shares held in retirement pension plans for his benefit, 80,424 shares in a trust for the benefit of him and his spouse, 22 shares in trust for his son and 10,896 shares of Common Stock subject to stock options exercisable within 60 days.

(7)	Includes 78,639 shares held indirectly through a profit sharing trust and 35,251 shares of Common Stock subject to stock options exercisable within 60 days.

(8)	Includes 7,409 shares held indirectly in a retirement trust for his benefit and 15,507 shares of Common Stock subject to stock options exercisable within 60 days.

(9)	Includes 14,319 shares held in retirement trusts for his benefit and 23,045 shares of Common Stock subject to stock options exercisable within 60 days.

(10)	Includes 43,106 shares held in a trust for the benefit of him and his spouse and 21,266 shares held indirectly in retirement trusts for his benefit.

(11)	Includes 4,017 shares of Common Stock subject to stock options exercisable within 60 days.

(12)	Includes 50,361 shares held indirectly in a trust for the benefit of him and his spouse and 12,424 shares of Common Stock subject to stock options exercisable within 60 days.

(13)	Includes 10,000 shares held indirectly in a trust for the benefit of him and his spouse, 49,848 shares in retirement plans for his benefit and 13,334 shares of Common Stock subject to stock options exercisable within 60 days.

(14)	Includes 8,460 shares held in a family trust, 14,765 shares in retirement plans for his benefit and 3,009 shares in a retirement plan for the benefit of his spouse.

(15)	Includes 16,964 shares held in a family trust, 1,800 shares held indirectly through retirement trusts for his benefit and 27,404 shares of Common Stock subject to stock options exercisable within 60 days.

(16)	Includes 107,303 shares held in a family trust for the benefit of him and his spouse, 28,551 held in retirement plans for his benefit and 97,736 shares of Common Stock subject to stock options exercisable within 60 days.

(17)	Includes 2,381 shares held indirectly in a family trust for her benefit and 5,349 shares of Common Stock subject to stock options exercisable within 60 days.

(18)	Includes 21,369 shares held in retirement plans for his benefit, 606 shares in a retirement plan for the benefit of his spouse and 56,419 shares of Common Stock subject to stock options exercisable within 60 days.

(19)	Includes 376,372 shares of Common Stock subject to stock options exercisable within 60 days.

CORPORATE GOVERNANCE

Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct. Additionally, as part of a highly regulated industry, the corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and Nasdaq (our common stock is listed on the Nasdaq national market) are relatively familiar. For instance, we believe that at least a majority of our directors have been “independent” at Community National Bank since at least 1990 and that it has been the case at Community Bancorp since it was formed in 1999. We have for some time delegated policy making and oversight functions to committees which also consist of independent directors. We have also adopted a formal corporate code of conduct. During the last three years, we have been formalizing, refining, and fine-tuning our procedures to comply with the new requirements. We believe that we have taken all required actions to comply with all applicable provisions of the SOA, implementing regulations of the SEC and the Nasdaq rules.

Corporate Governance Guidelines

We have formalized our previous corporate governance practices into a set of Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors. All of our corporate governance materials, including the Corporate Governance Guidelines and committee charters, are published on the Corporate Governance section of our website at www.comnb.com. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted.

Board of Directors

Community Bancorp is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman and the Chief Executive Officer and other officers regarding matters of concern and interest to Community Bancorp as well as by reviewing materials provided to them. During 2004, there were fourteen (14) meetings of the Board.

Director Independence

It is the Board’s policy that at least a majority of the Board consists of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company and is otherwise an “independent director” within the meaning of the Nasdaq rules. The Board has determined that the following nine (9) directors (constituting 75% of the entire Board) satisfy Nasdaq’s requirements: Baker, Deems, Dunn, Haugh, Kirkpatrick, Oberhansley, Page, Seale and Wilson.

The Nasdaq rules require all members of the audit, the compensation, and the corporate governance/nominating committees to be independent directors. Members of the audit committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their director’s compensation. The Board has determined that all members of the audit, compensation, and nominating and corporate governance committees satisfy the relevant independence requirements.

Director Education Program

Our Board has adopted a formal Director Education Program. Board members have the opportunity to attend seminars (including online courses and tapes) sponsored by organizations within the banking industry, as well as other organizations that meet pre-established criteria.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual stockholders’ meeting. In 2004, ten (10) of the then ten (10) members of the Board attended our annual stockholders meeting. Each of the directors who served as a director during all of 2004 attended at least 75% of the meetings of the Board and committees on which they served in 2004, and, in the case of Directors Page and Wilson, at least 75% of the meetings of the Board and committees on which they served since their appointment to the Board.

Communication with the Board of Directors

The ability of stockholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a stockholder may communicate directly in writing to the Board. Please refer to Section XVI of the Corporate Governance Guidelines for further information. Because communications to the Board can be junk mail or spam, or relate to products and services, be solicitations, advertisements or job inquiries or otherwise relate to improper or irrelevant topics, a process has been approved by not less than a majority of the independent directors for screening communications.

Director Nomination Process

The Corporate Governance/Nominating Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to our Board and for filling vacancies occurring between annual meetings of stockholders.

This committee will consider stockholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section IV “Stockholder Recommendations” of the Corporate Governance Guidelines The committee’s non-exclusive list of criteria for Board members is set forth in Section IV “Criteria” of the Corporate Governance Guidelines The committee screens all potential candidates in the same manner regardless of the source of the recommendation.

Code of Conduct

We expect all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, stockholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in our various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. The Board adopted a comprehensive code of conduct in 2004 reflecting these policies. Our code of conduct was filed as an exhibit to our Form 10-K for the year ended December 31, 2003. Any change to or waiver of the code of conduct (other than technical, administrative, and other non-substantive changes) will be reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board or the Corporate Governance/Nominating Committee may consider a waiver for an executive officer or director, we do not expect to grant such waivers. Copies of our Form 10-K for the year ended December 31, 2003, (containing the code of conduct) and any Form 8-Ks that we file are posted on our website at www.comnb.com.

Committees of the Board

Among other committees, we have an audit, corporate governance/nominating and compensation committees. The following section describes for each of these three committees, its current membership, the number of meetings held during 2004 and its function.

Audit.    Directors Seale (Chairman), Baker, Deems, Kirkpatrick and Wilson.

This Committee met six (6) times in 2004. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, our Board has determined that Corey A. Seale is an “audit committee financial expert,” as defined by the SEC rules. Other members of the committee may also qualify as an “audit committee financial expert.”

Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board. The Committee assists the Board of Directors in fulfilling its responsibility to the stockholders and depositors relating to the quality and integrity of our accounting systems, internal controls, financial-reporting processes, the identification, and assessment of business risks and the adequacy of the overall control environment within Community Bancorp. The committee’s authorities and responsibilities are set forth in the Audit Committee Charter. A copy of the Audit Committee’s Report for the year-ended December 31, 2004 is attached as Appendix “A” to this proxy statement.

Corporate Governance/Nominating Committee.    Directors Deems (Chairman), Baker, Kirkpatrick, Seale and Wilson.

Each member of the committee is an “independent director,” as defined by the Nasdaq rules. The committee was formed in 2004. This committee met three (3) times in 2004. The committee will, among other things:

•	Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders;

•	Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Community Bancorp and directors;

•	Identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	Conduct an annual evaluation of the performance of the Board and report conclusions to the Board;

•	Develop and recommend to the Board a set of corporate governance principles applicable to Community Bancorp and review those principles at least once a year; and

•	Review and recommend any needed changes, and address questions which may arise with respect to the code of conduct.

Compensation.    Directors Baker (Chairman), Deems, Dunn, Haugh, Oberhansley and Page.

Each member of the committee is an “independent director,” as defined by the Nasdaq rules. This committee met three (3) times in 2004. The committee will, among other things:

•	Establish proper compensation goals for the chief executive officer and other executive officers and recommend to the Board for action at an executive session the compensation of these officers based on their performance in light of these goals;

•	Review and recommend to the Board for action at an executive session the compensation of non-management directors;

•	Make recommendations to the Board with respect to incentive compensation and equity-based compensation plans; and

•	Evaluate management succession plans.

A copy of the Compensation Committee’s Report for the year ended December 31, 2004 is attached as Appendix “B” to this proxy statement.

Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee was a current or former officer or employee of Community Bancorp or its subsidiaries during the year.

PROPOSAL NO. 1

ELECTION OF DIRECTORS OF THE COMPANY

Our Bylaws and implementing resolutions provide for us to have a total of twelve directors. We have a “Classified” Board of Directors. A “Classified” Board means that the directors are divided into three classes with staggered terms. As a result, four persons will be elected at the Meeting to a term of three years. At subsequent annual meetings of Community Bancorp’s stockholders, a number of directors will be elected equal to the number of directors with terms expiring at the next annual meeting. The Directors so elected at these subsequent annual meetings will each be elected for a three-year term.

Set forth below is the slate of directors to be considered for reelection at the Meeting. In the event that any of the nominees should be unable to serve as director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

Name	Age	Position/Background
Gary W. Deems	58	Director of the Company and the Bank since 2000. Former Director, EVP and CAO of FP Bancorp. Retired.
Philip D. Oberhansley	46	Director of the Company and the Bank since 1997. Partner, Parks & Oberhansley (law Firm).
Thomas E. Swanson	60	Director of the Company and the Bank since 1996. Consultant to the Company and Bank since 2003. Former President and CEO of the Company and the Bank.
M. Faye Wilson	67	Director of the Company and the Bank since 2004. Former Director of Cuyamaca Bank, N.A. Principal, Wilson, Boyles & Co., (management consulting firm). Former Senior Vice President, Home Depot, 1998-2002.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Name and Relationship with Company/Bank	Principal Occupation for Past Five Years	Age	Year First Elect or Appointed Director	Term (1)
Mark N. Baker	Director of the Company and the Bank. Executive Vice President of San Diego Wood Preserving Company since 1975. Manager of Baker Enterprises, LLC since 1972.	58	2000	2

G. Bruce Dunn	Director of the Company and the Bank. President/Owner of Mission Pools since 1975.	57	2001	3

C. Granger Haugh	Director of the Company and the Bank. President Cliniqa Corp. (a medical equipment supplier) since 1974.	69	1987	3

Robert H.S. Kirkpatrick	Director of the Company and Director of the Bank since 1997. President and Chief Operating Officer, CataList Homes Inc. (2000 – present).	55	1997	2

L. Bruce Mills, Jr. SVP, CFO and Secretary	Senior Vice President and Chief Financial Officer for the Company and the Bank since 1998.	48	—	—

Donald W. Murray EVP and CCO	Executive Vice President and Chief Credit Officer of Bank since 2001; Credit Officer since 1996.	47	—	—

Thomas A. Page	Director of the Company and the Bank. Former Director of Cuyamaca Bank, N.A. Retired President and CEO of San Diego Gas & Electric	72	2004	2

Michael J. Perdue	President and CEO of the Company and the Bank since December 17, 2003. Chief Operating Officer from July 7, 2003 until December 17, 2003. Prior thereto, he was Executive Vice President of Entrepreneurial Corporate Group and President of its subsidiary, Entrepreneurial Capital Corporation.	50	2003	3

Richard M. Sanborn EVP and CAO	Executive Vice President and Chief Administrative Officer of the Bank since 2004. Prior thereto, he was Branch Administrator and a Director of 1st Centennial Bank.	42	—	—

Corey A. Seale	Director of the Company and the Bank. Administrator, Moreno Valley Community Hospital and Menifee Valley Medical Center since 2003. Prior thereto, he was CEO of Fallbrook Hospital.	47	1996	3

Gary M. Youmans Director and EVP	Director of the Company and the Bank. Executive Vice President and Director of the Bank since 1997.	53	1996	2

(1)	Nominees are Term 3 which expires in 2007; Term 1 expires in 2008; and Term 2 expires in 2006.

Mr. Perdue is a director of Goodrich Petroleum Corporation. Ms. Wilson is a director of Biomed Realty Trust, Inc. Mr. Page is a director of SYS Technologies and Multicell Technology. None of the other Company’s directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Compensation of Directors

Directors of the Company receive no compensation from the Company. Directors of the Bank receive fees of $1,200 for each Board of Directors meeting they attend, up to a maximum of fifteen (15) meetings during any one calendar year; provided that the directors are paid for one meeting missed for any reason and for meetings missed due to illness. Committee members additionally receive $250 per meeting attended except for Loan Committee members who receive $350 for Loan Committee meetings attended and Audit Committee members who receive $300 for Audit Committee meetings. The Chairman of the Audit Committee receives $500 for each meeting attended. The Chairman of the Board receives $1,800 for each meeting attended again up to fifteen (15) meetings per calendar year with one excused but paid for absence and one excused but paid for meeting in the case of illness. Neither Mr. Perdue nor Mr. Youmans, employees of the Bank, or Mr. Swanson, consultant to the Bank, receives any fees for attending Board of Director or Committee meetings. The total amount of fees paid to directors for attendance at Board and Committee meetings during 2004 was $191,752 of which $44,525 was deferred.

On September 24, 1996, the Board of Directors adopted the Directors Indexed Fee Continuation Program and Deferred Compensation Plan which replaced all prior directors’ benefit plans. As of December 31, 1996, four former directors had completed the process in order to participate in the Plan. Director Dunn was approved for the Deferred Compensation Plan in 2002, and Director Seale was approved for the Deferred Compensation Plan in 2003. This plan provides for directors to receive a benefit upon retirement which is determined based on two factors:

Deferred Compensation Plan: Directors may elect to defer up to $100,000 of cumulative directors fees. Such deferred fees are credited with a rate of interest equal to the average yield earned on the Bank’s loan portfolio, minus 2%. Upon retirement, these fees are paid out as either a lump sum, or over a specified number of years.

Indexed Retirement Benefit: Directors are also entitled to receive a benefit equal to the after tax earnings of specific life insurance policies owned by the Bank, less a cost of funds expense equal to the after tax cost of the Bank’s One Year Investment Instrument. The differential between these two instruments is held as an accrued liability balance and is payable to the director upon retirement provided the director retires with ten years of service. The Plan provides for a minimum retirement benefit of $8,000 per year, for three years. Thereafter, the benefit may fluctuate based on the relationship between the policy earnings and the cost of funds index. The benefit is payable for life. The Plan also provides participants with a death benefit which decreases each year. In April 1998, the Bank amended the plan for two former directors to provide for a lifetime annual benefit of $8,000 per year.

The accrued liability for each of these directors for all plans, which includes fee deferrals for prior years, as of December 31, 2004 was: Dunn-$62,176, Seale-$47,663 and the other three former directors $282,707. The cost incurred for 2004 excluding the deferred income was $26,480, which was offset by $47,180 in income earned on the insurance policies.

Director Stock Option Awards

On February 2, 2004, Directors Baker, Deems, Dunn, Haugh, Kirkpatrick, Oberhansley and Seale each received a stock option grant under the Company’s 1993 Stock Option Plan to purchase 500 shares of Common Stock, subject to meeting the requirements of the Director Education Program. The options were granted at an exercise price of $19.791 per share and are exercisable for ten years. On October 1, 2004, Director Wilson received a stock option grant under the Company’s 1993 Stock Option Plan to purchase 5,000 shares of Common Stock at an exercise price of $25.87 per share. The options vest at a rate of 1,000 on each of the first five anniversaries from the date of grant, and are exercisable for ten years. On October 1, 2004, in accordance with the definitive acquisition agreement between the Company and Cuyamaca Bank, N.A., the Company issued substitute stock options to Directors Page and Wilson in exchange for their previously existing options held at Cuyamaca Bank, N.A. For Director Page, the substitute options, all of which are fully vested, were as follows: 3,021 shares at a price of $7.86 which expire on March 9, 2009, 2,301 shares at a price of $10.64 which expire on June 28, 2011, 2,301 shares at a price of $12.60 which expire on June 30, 2012, 2,192 shares at a price of $14.83 which expire on June 30, 2013, and 2,609 shares at a price of $16.76 per share which expire on June 15, 2014. For Director Wilson, the substitute options, all of which are fully vested, were as follows: 2,740 shares at a price of $15.05 which expire on August 26, 2013 and 2,609 shares at a price of $16.76 which expire on June 15, 2014.

Executive Compensation

The Company paid no compensation to its officers in 2004. Set forth below is the summary compensation accrued during 2004 to the five highest paid executive officers of the Bank who received total annual salary and bonus of more than $100,000 during 2004.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Other Annual Compensation($)(3)	Restricted Stock Award(s)($)	Securities Underlying Options/ SARs*(#)(4)	LTIP** Payouts($)	All Other Compensation($)(5)
Michael J. Perdue	2004	223,500	157,446	—	—	18,000	—	6,150
President and	2003	93,140	66,054	—	—	29,000	—	—
Chief Executive Officer	2002	—	—	—	—	—	—	—

Donald W. Murray	2004	146,000	113,361	—	—	—	—	4,380
Executive Vice President	2003	138,612	99,327	—	—	10,000	—	4,158
Chief Credit Officer	2002	134,748	71,800	—	—	—	—	4,043

Gary M. Youmans	2004	134,000	127,769	329,516	—	—	—	4,020
Executive Vice President	2003	129,108	85,556	—	—	4,000	—	3,873
	2002	122,304	81,464	—	—	—	—	3,669

L. Bruce Mills, Jr.	2004	141,000	94,468	—	—	—	—	6,150
Sr. Vice President	2003	135,432	90,927	—	—	8,000	—	6,000
Chief Financial Officer/Corp Sec	2002	131,664	64,620	—	—	—	—	3,950

F. Michael Patterson (6)	2004	138,000	94,468	—	—	—	—	4,140
Sr. Vice President	2003	128,848	90,927	—	—	8,000	—	5,804
Chief Administrative Officer	2002	128,004	64,620	—	—	—	—	2,231

(1)	Amounts shown include cash and non-cash compensation earned and received, including monthly auto allowances.

(2)	Amounts shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)	No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus. Amounts shown reflect the difference between the exercise price and the market value of options exercised during the year indicated.

(4)

The Company (and prior to its existence—the Bank) has granted stock options to directors and to key, full-time salaried officers and employees of the Bank pursuant to three stock option plans (the “Plans” and the “1985 Plan,” the “1993 Plan” and the “2003 Plan”, respectively). The 1985 Plan has expired and the 1993 Plan expired in April, 2003, but options granted under both Plans remain outstanding and effective until their exercise or expiration. Options granted under the Plans are either incentive options or non-qualified options. Upon the formation of the Company, it adopted all options granted under the Plans and adopted the 1993 Plan. In May 2003 the Company adopted the 2003 Stock Option Plan. Options granted under the Plans become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Company in which the Company is not a survivor notwithstanding the vesting provisions under the Plans. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company’s capitalization, including stock splits and stock dividends. All options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Options shown in the table have been adjusted for the Company’s 5% stock dividends on November 29, 2002 and November 30, 2001.

(5)	Amounts shown reflect the amount of matching contributions made by the Bank pursuant to its 401(k) Plan.

(6)	Mr. Patterson resigned from the Bank effective December 31, 2004.

Option Grants in 2004

Options granted during 2004 under the 2003 Plan to any of the officers set forth in the preceding table are as follows:

Individual Grants in 2004					Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2004	Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Perdue	9,000	16.39%	24.49	7/21/2014	138,615	351,277
	9,000	16.39%	28.52	12/15/2014	161,425	409,082
Murray	—	0.00%	—	—	—	—
Youmans	—	0.00%	—	—	—	—
Mills	—	0.00%	—	—	—	—
Patterson	—	0.00%	—	—	—	—

Option/SAR Exercises and Year-End Value Table

The following table sets forth certain information as of December 31, 2004 concerning unexercised options under the Plans for the officers set forth in the compensation table:

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal year End Option/SAR Value

(a)	(b)	(c)	(d)			(e)
	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)			Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
Name			Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Perdue	—	$—	13,334	/	33,666	$207,090	/	$258,240
Murray	—	$—	40,792	/	9,736	$983,419	/	$125,994
Youmans	16,700	$329,516	56,419	/	3,200	$1,304,827	/	$32,640
Mills	—	$—	21,309	/	8,136	$496,829	/	$109,674
Patterson	—	$—	13,176	/	—	$301,101	/	$—

(1)	The aggregate value has been determined based upon the closing prices for the Company’s Common Stock at date exercised or December 31, 2004, as applicable, minus the respective exercise price.

Employment Contracts and Termination of Employment and Change in Control Arrangements

On June 16, 2004, the Company and/or the Bank entered into amended employment agreements with the following executive officers: L. Bruce Mills, Jr., Donald W. Murray, Michael J. Perdue and Gary M. Youmans. On June 7, 2004, the Company and/or the Bank entered into an employment agreement with Richard M. Sanborn. In general, these agreements provide for three year terms subject to an annual extension, such that the terms of these agreements remain at three years. Base salaries, including auto allowance, for Messrs. Mills, Murray, Perdue, Sanborn and Youmans for 2005 have been established as $159,000, $179,000, $272,000, $174,000 and $140,250, respectively. The agreements also provide for discretionary bonuses and mandatory bonus equal to a specified portion of the Bank’s Senior Management Plan. If the executive officer is terminated prior to a “Change in Control” but without cause, such executive officer will be entitled to a lump sum payment equal to nine months of compensation (12 months in the case of Mr. Perdue) at the base salary rate then in effect. After a “Change in Control”, a termination without cause or a “resignation with good reason” within 24 months of such “Change in Control” of the executive officer will result in such executive officer being entitled to a lump sum payment equal to 18 months of compensation (24 months in the case of Mr. Perdue) at the base salary rate then in effect and an amount equal to all bonuses paid to the executive in the year prior to the Change in Control. The agreements define a “Change of Control” as including (i) a transfer of control of the Bank, (ii) any person becoming the beneficial owner of securities of the Bank representing 20% or more of the combined voting power of the Bank’s outstanding securities, (iii) a change in the majority of directors of the Bank as a result of a contested election of directors, (iv) a merger, consolidation or sale of all or substantially all of the assets of the Bank, or (v) any change in the majority of the Board of Directors of the Bank during a two year period unless each new director is approved by two-thirds of the directors then in office who were directors at the beginning of such two year period

STOCK PERFORMANCE GRAPH

The following graph presents the cumulative, total return for the Company’s Common Stock compared with the S&P 500, a broad market index of the 500 largest stocks traded on the New York Stock Exchange, and the Nasdaq Bank Index. The graph assumes the value of an investment in the Company’s Common Stock, the S&P 500 and the Nasdaq Bank Index each was $100 on December 31, 1999, and that all dividends were reinvested. The chart represents the average closing price for the month of December in each of the years presented. It should be noted that historical performance information is no guarantee of future performance.

Compliance with Section 16 of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and ten percent or more stockholders of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company’s equity securities. Officers, directors and ten percent or more stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company’s equity securities appear to have been met except as follows: Director Dunn had one delinquent filing relating to a single transaction. Officers Mills, Murray, Perdue and Youmans each had 1 delinquent filing relating to purchases of stock through the Company’s 401(k) plan. Officer Sanborn had 1 delinquent filing relating to the grant of stock options. These reports were subsequently filed.

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2004, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company, executive officer of the Company, any stockholder owning of record or beneficially 5% or more of the Company’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

The Bank has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Bank’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2004 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s Audit Committee has selected Deloitte & Touche LLP as its independent public accountants for the fiscal year ending December 31, 2004. Deloitte & Touche LLP audited the Company’s financial statements for the years ended December 31, 2003 and 2002, and has been the Company’s accountants since 1999. It is anticipated that a representative of Deloitte & Touche LLP will be present at the Company’s Meeting and will be available to respond to appropriate questions from stockholders. All professional services rendered by Deloitte & Touche LLP during 2004 were furnished at customary rates and terms.

Fees Paid to Independent Auditors

For 2004, the Audit Committee considered and deemed the services provided by Deloitte & Touche LLP, the Company’s independent auditor, compatible with maintaining the principle accountant’s independence. During the fiscal year ended December 31, 2004 and 2003, fees paid to Deloitte & Touche LLP and its subsidiaries, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) consisted of the following:

	2004	2003
For the year ended December 31,
Audit fees	$545,189	$193,270
Audit related (consulting) fees	33,035	—

Subtotal audit and related fees	578,224	193,270
Tax fees	27,267	36,279
All other fees	3,290	61,000

Total fees	$608,781	$290,549

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees Community Bancorp paid Deloitte for professional services for the audit of Community Bancorp’s consolidated financial statements included in the Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of Community Bancorp’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

For the fiscal year 2004 the Audit Committee considered and deemed the services provided by Deloitte compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant.

Deloitte will be represented at the Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

PROPOSAL NO. 2

2005 EQUITY BASED COMPENSATION PLAN

The Company is asking stockholders to approve the Company’s 2005 Equity Based Compensation Plan (the “2005 Plan”). The principal purpose of the 2005 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key employees and directors of the Company and its subsidiaries with stock options and other equity based incentives for high levels of individual performance and improved financial performance of the Company. The Board of Directors has found equity awards to be an effective means of compensating employees under past stock option award plans, and therefore recommends adoption of the 2005 Plan.

Recent corporate scandals involving the perceived abuse of stock options as compensation and changes in the way in which options must be accounted for caused the Company to reevaluate its overall compensation practices. The Company’s goal in this review was to find a way to better align its compensation practices with stockholder interests. The Board determined that the 2005 Plan was a good step toward accomplishing its goal because it provides the Company with a number of different incentive alternatives that can include performance based vesting criteria. The availability of stock options and other equity awards combined with the ability to condition vesting of those awards on performance based criteria can provide the Company flexibility not currently found in the 2003 Stock Option Plan. This flexibility will help the Company craft compensation practices that better align management’s interests with those of the stockholders.

The Board also considered other issues in adopting the 2005 Plan. The ability to use restricted stock grants as opposed to options will allow the Company to grant economically equivalent awards in restricted stock, but using fewer shares of Company stock. Stock based compensation has become a critical component in attracting and retaining quality top management and to effectively compete for the top business developers and lenders in the Company’s markets. Although all Company and Bank employees are eligible to receive awards, the Company intends to use the 2005 Plan primarily to motivate senior management and senior producers that can effectively influence stockholders’ value.

The 2005 Plan was approved by the Board as of March 23, 2005, subject to stockholder approval. Since the 2003 Stock Option Plan is relatively recent, the unallocated shares from that plan will simply be rolled over into the 2005 Plan. No additional shares will be allocated to the 2005 Plan at this time. Upon approval by stockholders, no further grants will be made from the 2003 Stock Option Plan. In the event stockholder approval of the 2005 Plan is not obtained, the Company will continue to grant awards pursuant to the 2003 Stock Option Plan, subject to applicable law and the 2005 Plan will be terminated.

Board Recommendation

Your Board of Directors recommends that you vote FOR the proposal to approve the 2005 plan.

Description of the 2005 Plan.

The material features of the 2005 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2005 Plan, a copy of which is attached hereto as Appendix “C”.

The material aspects of the 2005 Plan are as follows:

•	the 2005 Plan authorizes the granting of:

Incentive	Stock Options;
Non-Qualified	Stock Options;
Stock	Appreciation Rights (“SARs”);
Restricted	Stock Awards;
Restricted	Stock Units; and
Performance	Share Cash Only Awards

•	vesting restrictions on awards may be time based and/or performance based;

•	participation in the 2005 Plan is open to all employees of the Company and the Bank as well as the Company’s directors;

•	the 2005 Plan will provide for a maximum of 316,554 shares, all of which are shares being rolled over from the 2003 Stock Option Plan; and

•	the maximum number of Incentive Stock Options that may be issued under the Plan is 316,554.

Administration and Eligibility

The Compensation Committee (the “Committee”) will administer the Plan and is comprised of Mark N. Baker, Gary W. Deems, G. Bruce Dunn, C. Granger Haugh, Philip D. Oberhansley and Thomas A. Page, each of whom is an independent director under the Nasdaq Marketplace Rules. The Committee has not granted any awards (“Awards”) pursuant to the 2005 Plan and will not grant any awards until after stockholder approval of the 2005 Plan. Except for any amendment requiring stockholder approval under applicable law or the Nasdaq Marketplace Rules, the Board of Directors may amend, suspend or discontinue the 2005 Plan in its discretion. Termination of the 2005 Plan will not affect any Awards then outstanding.

Any employee of the Company or the Bank is eligible to participate as well as our directors. All participants may receive all types of Awards under the Plan, except that Incentive Stock Options (“ISOs”) may only be granted to employees. The Committee determines which participants will receive awards and the terms of the awards.

As of April 6, 2005, approximately 210 employees would have been eligible for selection to participate in the 2005 Plan, and 10 non-employee directors would have been eligible to participate in the 2005 Plan.

Maximum Shares

The maximum number of shares subject to the Plan is 316,554, which is the number of shares subject to grant under the Company’s 2003 Stock Option Plan as of March 31, 2005. The maximum number of shares that may be granted as Incentive Stock Options is 316,554.

Terms of Awards

The Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Company’s stock must be granted at 110% of the Fair Market Value of the stock. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Company, cannot be sold, pledged, assigned or otherwise transferred, except to the Company, or according to the grantee’s will or the laws of descent and distribution.

Kinds of Awards

Stock Options.    The Committee may grant stock options, either ISOs or Nonqualified Stock Options (“NSOs”), to plan participants. ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options may not be less than the fair market value of the Company’s common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

The Committee may also grant dividend equivalent awards (an amount equal to the amount of cash dividends or other cash consideration paid on a share of Common Stock) after the effective date of a stock option Award.

Stock Appreciation Rights.    The Committee may grant SARs, either in tandem with stock options or freestanding. Upon exercise, the holder receives a specified amount in cash, the Company’s common stock or a combination of the two. Each SAR entitles the holder to receive the excess of the fair market value of a share of our common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to any maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by the optionee.

No Repricing.    The Committee may not reduce the exercise price of any option or SAR granted under the 2005 Plan.

Restricted Stock.    The Committee may grant one or more Restricted Stock Awards to plan participants. The Committee shall determine the consideration to be paid, if any, and the period over which the restrictions shall lapse. However, the restrictions may not lapse with respect to any Restricted Stock Award over a period of less than six months. Unless otherwise provided in the applicable award agreement, an employee receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though not vested, provided that such rights shall terminate immediately as to any Restricted Stock which ceases to be eligible for vesting.

The Committee may grant to any plan participant non-voting, deferred rights to receive shares of our common stock (“restricted units”) or other deferred awards which may be payable in shares of common stock and/or in Cash Only Awards.

Cash Only Awards.    The Committee may grant Cash Only Awards of performance shares, SARs or restricted units. Performance share Cash Only Awards establish criteria determined by the Committee which, if achieved, result in the Company’s issuing to the recipient an amount in cash equal to the fair market value of the number of Shares specified in the Award agreement, subject to any maximum determined by the Committee.

Performance Based Vesting.    Any award may include financial criteria or other performance measures that must be met in order for the award to vest and become exercisable. The financial criteria include those outlined in Section 1.2(cc) of the 2005 Plan attached as Appendix “C”. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee’s death, retirement or disability or under such circumstances as the Committee may determine.

Termination of Employment, Death or Disability.    The Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

Adjustments and Extraordinary Events

In the event of an extraordinary corporate transaction, such as a stock split or a stock dividend, the Committee may proportionately adjust the 2005 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria.

Upon the giving of notice of a Change in Control Event in which the Company is not the surviving company, as defined in the 2005 Plan, then all outstanding options and SARs become exercisable, all Restricted Stock and restricted unit award restrictions lapse and all Cash Only Awards of performance shares become immediately payable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 2005 Plan and outstanding Awards or for the substitution of new Awards therefor.

In the event of a tender offer or exchange offer for the Company’s common stock other than by the Company which results in the acquisition of stock by the person or entity making the offer, the Committee may permit the surrender of unexercised options and any rights in tandem therewith and receive an amount determined pursuant to Section 2.7 of the 2005 Plan.

The Plan also provides for the issuance of substitute awards in the event the Company acquires another entity and the terms of the acquisition require issuance of substitute awards for existing equity compensation of the acquired company.

Federal Income Tax Consequences

The following is a general discussion of the federal income tax consequences of the various Awards available under the Plan. The discussion is general in nature only, and is not intended as specific income tax advice for which the Company and participants will rely on their respective tax advisors.

Stock Options.    Grants of NSOs and ISOs do not create taxable income at the time of the grant, provided they are granted at the then fair market value of the underlying stock. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. A non-employee director who receives a NSO will recognize ordinary income on the option exercise date equal to the difference between the exercise price and the fair market value of the stock on the exercise or vesting date. To the extent ordinary income is recognized by the optionee, the Company may deduct a like amount as compensation.

Stock Appreciation Rights.    Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If a plan participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time the cash is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the participant at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of SARs, the Company will be entitled to a deduction equal to the amount of ordinary income the plan participant is required to recognize as a result of the exercise.

Restricted Stock Awards / Cash Only Performance Awards.    No income will be recognized at the time of grant of a Restricted Stock Award, stock unit or cash only performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to an award, the then fair market value of the stock or cash received will constitute ordinary income to the plan participant. Subject to applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the participant.

Section 162(m) Limits.    Generally, Section 162(m) of the Internal Revenue Code and the regulations thereunder would render non-deductible to the Company certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. Notwithstanding the foregoing discussion, the rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by stockholders. Although the Company believes that options and SARs granted under the 2005 Plan should be exempt under the proposed rules, and consequently deductible to the Company as discussed above, Restricted Stock, restricted units and performance share Cash Only Awards may not be exempt if the aggregate compensation of the executive officer would exceed such limit. In the event of a further change in the applicable law or rules, the continued deductibility of options and SARs cannot be assured.

PROPOSAL NO. 3

STOCKHOLDER PROPOSAL TO

ELIMINATE CLASSIFIED BOARD OF DIRECTORS

Stockholder Proposal

Gerald R. Armstrong, 820 Sixteenth Street, No. 705, Denver, Colorado 80202-3227, a stockholder who owns of record 2,113 shares of Common Stock, has advised the Company that he plans to introduce the following resolution (which is set out in italics) at the 2005 Annual Meeting of Stockholders:

“RESOLUTION

That the shareholders of COMMUNITY BANCORP request its Board of Directors to take those steps necessary to eliminate the classification of terms for its Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of previously elected Directors.”

Stockholder Statement in Support

The statement in support of the resolution (which is set out in italics) prepared by Mr. Armstrong is quoted verbatim below.

“STATEMENT

The proponent believes the election of directors is the strongest way that shareholders influence the direction of any corporation. Currently, COMMUNITY BANCORP’s board is divided into three classes with each class serving staggered three-year terms. Because of this structure, shareholders may only vote for one-third of the directors each year. This is not in the best interest of shareholders because it reduces accountability and is an unnecessary take-over defense.

The proponent, a shareholder since 1989, notes that COMMUNITY had one-year terms for its Directors until 2002. He opposed any attempt by the former Bank of Commerce (San Diego) to acquire our bank.

Shareholders of COMMUNITY BANCORP have not been compensated for the loss of voting rights. The amendment creating three-year terms was, in part, accomplished by voting unmarked proxies in its favor and, possibly, by not allowing shareholders confidential voting.

In recent annual meetings, Sprint, Equity Residential Properties Trust, IStar Financial, West Coast Bancorp, Bristol-Myers Squibb, Dow-Jones, Equity Office Properties, and Pan Pacific Retail Properties have enacted it.

PFIZER, INC. stated in its 2003 proxy statement: “The proposed amendment will allow shareholders to review and express their opinions on the performance of all Directors each year.”

WEST COAST BANCORP stated in its 2003 proxy statement: “Annual election will facilitate the election of directors who will, in the view of a majority of shareholders, manage the company in the best interests of the company and its shareholders.”

WISCONSIN ENERGY CORPORATION adopted one-year terms for its directors in 2004. Its proxy statement noted, “A classified Board has the effect of making it more difficult for stockholders to change a majority of directors even where a majority of stockholders are dissatisfied with the performance of incumbent directors.

“The Board [of Wisconsin Energy Corporation] has carefully examined the arguments for and against continuation of the classified Board, considered stockholder opinions and corporate governance best practices and determined that the classified Board should be eliminated. The election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing these policies, and the proposed amendment will allow stockholders to review and express their opinions on the performance of all directors each year, rather than over a three-year period. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board’s membership and the Company’s policies and long-term strategic planning should not be affected.”

If you agree, please vote FOR this proposal.”

Board Recommendation

Your Board of Directors unanimously recommends a vote AGAINST this proposal.

Board Statement in Opposition

In 2002, our stockholders approved an amendment to our Certificate of Incorporation to divide the Board of Directors into three classes, with approximately one-third of the directors elected each year for a three-year term. There were 2,091,796 shares voted in favor of the amendment, 102,551 shares voted against, 4,294 shares abstained and there were 624,104 broker non-votes.

Despite this recent action in favor of a classified board, the Board of Directors referred Mr. Armstrong’s proposal to the Board’s Nominating/Corporate Governance Committee for its analysis and recommendation. The committee met on February 22, 2005 to discuss the proposal, the underlying reasons why the Board had sought to create a classified Board in 2002 and whether there had been any significant changes which would impact upon that rationale. After discussion, the committee unanimously recommended to the Board that it oppose the stockholder proposal.

The Board and the committee continue to believe that a classified Board of Directors provides important benefits to both the Company and its stockholders, including:

•	The staggered election of directors assures that at any given time two-thirds of the directors will have had prior experience on the Board. The Board believes that such continuity is important especially in the community banking industry where directors often play a more active role and often have a higher identity in the market areas serviced by the institution than do directors of large diversified companies.

•	The existence of three-year terms for directors assists the Company in attracting local director candidates who are willing to make longer-term commitments of their time and energy.

•	A staggered Board provides greater flexibility to protect stockholder interests and to assure continuity in the Company’s affairs and business strategies.

•	Electing directors to three-year terms also enhances the independence of non-management directors by providing them with a longer assured term of office, thereby insulating them against pressure from management or from special interest groups who might have an agenda contrary to the long-term interests of all stockholders.

•	The Board believes that the ability to replace the entire Board of Directors at one meeting undercuts director independence and leaves the Company vulnerable to special interest groups who may not be acting the best interests of all stockholders.

•	A potential acquirer will be strongly encouraged to deal directly with the Board of Directors and the Board will be in a better position to negotiate effectively on behalf of the stockholders to realize the greatest possible stockholder value. Because at least two annual stockholder meetings generally will be required to effect a change in control of the Board, the classified structure gives the incumbent directors the time and leverage necessary to evaluate the adequacy and fairness of any takeover proposal, negotiate on behalf of all stockholders and weigh alternative methods of maximizing stockholder value for all stockholders.

The Board of Directors believes that the benefits of the current classified Board structure do not come at the cost of directors’ accountability to stockholders. Furthermore, the Board of Directors believes that the annual election of one-third of the directors provides stockholders with an effective means to effect change and communicate their views on the Company’s performance and that of its directors.

Approval of the proposal would not in itself declassify the Board of Directors. Approval of the proposal would only advise our directors that a majority of our stockholders voting at the meeting favor a change and would prefer that the Board of Directors take the necessary steps to end the staggered system of electing directors. Declassification of the Board would require an amendment to our Certificate of Incorporation, which requires the affirmative vote of a majority of the outstanding shares of our Common Stock to approve the amendment.

Signed proxies will be voted against the stockholder proposal unless otherwise specified.

The Board of Directors recommends that you vote “AGAINST” approval of the proposal regarding the elimination of the classified Board.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2006 ANNUAL MEETING

Proxy Statement Proposals.    Under the rules of the SEC, proposals that stockholders seek to have included in the proxy statement for the next annual meeting of stockholders must be received by the Secretary of the Company not later than December 16, 2005.

Other Proposals and Nominations.    The Company’s Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Nominations for director must be made in accordance with Section 2.7(A) of the Company’s Bylaws and Section 7(c) of the Company’s Certificate of Incorporation. Section 7(c) of the Company’s Certificate of Incorporation is set forth in the notice of the meeting attached to this proxy statement.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s Annual Report to stockholders containing audited financial statements is included in this mailing to stockholders.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. The Company electronically files the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 11-K (Annual Report for Employees’ Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement). It may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional stockholder information is available free of charge on our website: www.comnb.com. The Company posts these reports to its website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from the Company’s website is incorporated into this proxy statement.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

COMMUNITY BANCORP INC.

L. Bruce Mills, Jr. Secretary

Escondido, California

April 15, 2005

APPENDIX “A”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (“Committee”) of the Board of Directors is composed of four independent directors. The members of the Committee are: Directors Seale (Chairman), Baker, Deems and Kirkpatrick.

The Committee held six (6) meetings during 2004.

The Committee oversees the financial reporting process for Community Bancorp Inc. (the “Company”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61, Communications with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independent Discussion with Audit Committees.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls (including management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and the independent auditors’ evaluation of the Company’s internal controls over financial reporting) used by the Company, and the selection of the Company’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Signed and adopted by the Audit Committee this 23rd the day of March, 2005.

/s/ COREY A. SEALE
Committee Chairman

/s/ MARK N. BAKER
Director/Committee Member

/s/ GARY W. DEEMS
Director/Committee Member

/s/ ROBERT H.S. KIRKPATRICK
Director/Committee Member

/s/ M. FAYE WILSON
Director/Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

A-1

APPENDIX “B”

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The goals of the Bank’s executive compensation program are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Company Common Stock and motivate executives to maximize returns to stockholders, both annually and over the long-term.

Executive Compensation Philosophy

The Company and the Bank believe that a well-designed and administered executive compensation program is a key component in the attainment of their financial objectives. The goal of the executive compensation program is to link it directly to the achievement of short and longer-term corporate growth and profitability targets and the improvement of stockholder value. The Company and the Bank use a program of cash compensation, equity and benefits to attain this goal.

Compensation Committee

The Compensation Committee is responsible for administering the Bank’s executive compensation program, including the Senior Management Incentive Compensation Plan. The Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in the Bank’s Senior Management Incentive Compensation Plan.

Pay for Results and Performance

Executive compensation levels are established via external surveys of the competitive compensation practices and performance of a peer group of similar, publicly-held, independent community banks in California.

Annual incentive compensation is based on the Bank’s attainment of operating results in areas of corporate profitability, credit quality, and regulatory compliance.

The Board of Directors approved a new Senior Management Incentive Compensation Plan in 2004 to provide annual cash incentive awards to senior executive officers based on meeting measurable criteria. In order to protect stockholder interests, the plan requires above average performance as demonstrated by meeting minimum return on assets and equity before any incentive award is paid. The Plan also identifies certain key operating ratios as benchmarks which also must be met.

The stock option program rewards executive contribution over time and, via the vesting schedule, is designed to retain key executives in the Company’s and the Bank’s employ. By encouraging a longer-term ownership position in the Common Stock, the plan closely aligns executive return with that of the stockholder. The Company grants stock options from time to time to its senior officers based on performance.

The Company and the Bank also provide a competitive program of benefits for its executives which are tax-efficient and cost effective.

The Company and the Bank believe that base compensation is competitive within the industry peer group and that performance-based incentive compensation and stock option programs create a strong linkage between Company and Bank management and their stockholders.

B-1

Chief Executive Officer Compensation

Mr. Perdue received a base salary of $223,500 for 2004, including auto allowance, and received an award $157,446 under the Senior Management Incentive Compensation Plan. The Committee used the same compensation policy described above to determine Mr. Perdue’s 2004 compensation. Mr. Perdue’s base salary for 2005 has been set at $272,000, including auto allowance, based upon the policy described above and the Company’s performance.

COMPENSATION COMMITTEE

/s/ MARK N. BAKER
Chairman

/s/ GARY W. DEEMS
Director

/s/ G. BRUCE DUNN
Director

/s/ C. GRANGER HAUGH
Director

/s/ PHILIP E. OBERHANSLEY
Director

/s/ THOMAS A. PAGE
Director

B-2

APPENDIX “C”

2005 EQUITY BASED COMPENSATION PLAN

I. THE PLAN

1.1. Purpose.    The purpose of this 2005 Equity Based Compensation Plan (the “Plan”) is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, and directors of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company.

1.2. Definitions

(a) “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Share Unit, Performance Share Award, Dividend Equivalent, or any combination thereof (including, but not limited to restricted units or other deferred Awards), whether alternative or cumulative, authorized by and granted under this Plan.

(b) “Award Agreement” shall mean a written agreement signed by the Participant setting forth the terms and conditions of an Award granted to the Participant as determined by the Committee.

(c) “Award Date” shall mean the date upon which the Committee adopts a resolution granting an Award or such later date as the Committee designates as the Award Date at the time the Committee adopts a resolution granting the Award.

(d) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a valid designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

(f) “Board” shall mean the Board of Directors of the Company.

(g) “Cash Only Award” shall mean Stock Appreciation Rights, Performance Share Awards or Restricted Share Units which are paid in cash.

(h) “Change in Control Event” shall be deemed to have occurred if:

(A) there shall be consummated (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s Common Stock would be converted in whole or in part into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

(B) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or

(C) any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or a subsidiary thereof or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the

Company representing 25% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or

(D) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period, or

(E) any other event shall occur that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not such filing is required because the Company is not registered under the Exchange Act.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j) “Commission” shall mean the Securities and Exchange Commission.

(k) “Committee” shall mean the Compensation Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

(l) “Common Stock” shall mean the common stock of the Company, no par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(m) “Company” shall mean Community Bancorp Inc. and its Subsidiaries.

(n) “Director Stock Option” means a Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 2.1 of this Plan.

(o) “Disinterested and Outside” shall mean a “Non-Employee Director” within the meaning of the Securities and Exchange Commission Rule 16b-3, and “outside” within the meaning of Section 162(m) of the Code.

(p) “Dividend Equivalent” shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

(q) “DRO” shall mean a valid domestic relations order under applicable state law, acceptable to the Company.

(r) “Eligible Employee” shall mean an employee of the Company or any of its Subsidiaries, as determined by the Committee in its discretion.

(s) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

(v) “Fair Market Value” shall mean, as of a specified date with respect to Common Stock:

(i) If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date at which Fair Market Value is to be determined, then the Fair Market Value per share will be the closing price on such exchange on such date, or if there were no reported sales on such date, then the average of the highest bid and lowest asked price, or, if there is no bid and asked price on such date, then the Fair Market Value shall be the closing price on the next preceding day for which there is a reported sale or the next preceding day for which there is a bid and asked price, whichever most recently occurred; or

(ii) If the Common Stock is traded on the OTC Bulletin Board, the Fair Market Value per share shall be the average of the highest bid and lowest asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per Share shall be the fair market value thereof as determined by the Committee, in its sole and absolute discretion.

(w) “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section. Any Option granted hereunder that is intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof initially or upon amendment shall not be nullified because of such failure and shall be deemed a Nonqualified Stock Option.

(x) “Nonqualified Stock Option” shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(y) “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company, including, but not limited to, a member of the Board who qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3.

(z) “Option” shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(aa) “Participant” shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

(bb) “Performance Criteria” means the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, as determined by the Committee in its sole discretion at the Award Date, including but not limited to: return on average common shareholders’ equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude extraordinary items such as extraordinary, unusual and/or non-recurring items of gain or loss, gains or losses on the disposition of a business, changes in tax or accounting regulations or laws, or the effects of a merger or acquisition. Performance Criteria generally shall be established by the Committee and shall be derived from the Company’s audited financial statements, including footnotes, the Management’s Discussion and Analysis section of the Company’s annual report, or any other measure of performance desired by the Committee. The Committee may not in any event increase the amount of compensation payable to a covered employee, as defined in Section 162(m) of the Code, upon the satisfaction of any Performance Criteria.

(cc) “Performance Share Award” shall mean a Cash Only Award in the form of performance shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

(dd) “Personal Representative” shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(ee) “Plan” shall mean this 2005 Equity Based Compensation Plan.

(ff) “Restricted Stock” shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(gg) “Restricted Share Unit” shall mean an Award payable in cash or Shares and represented by a bookkeeping credit where the amount represented by the bookkeeping credit for each Restricted Share Unit equals the Fair Market Value of a Share on the Award Date and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a Share on any date from the Award Date up to the date the Restricted Share Unit is settled in cash or Shares.

(hh) “Retirement” shall mean retirement from active service as an employee or officer of the Company on or after attaining age 60.

(ii) “Rule 16b-3” shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(jj) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(kk) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ll) “Shares” shall mean shares of Common Stock of the Company.

(mm) “Stock Appreciation Right” shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

(nn) “Subsidiary” shall mean any company or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(oo) “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

1.3. Administration and Authorization; Power and Procedure.

(a) Committee.    This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

(ii) To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (including establishing Performance Criteria for vesting of Awards, regardless of the form of the Award), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

(iii) To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(iv) To construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

(vi) To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

(vii) To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c) Binding Determinations.    Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

(f) Notices; Signature; Delivery.    Whenever a signature, notice or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, notice or delivery may be accomplished by paper or written format, or to the extent authorized by the Committee, subject to Section 6.4, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

1.4. Participation.    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee

Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive all forms of Awards except Incentive Stock Options.

1.5. Shares Available for Awards.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Company’s authorized but unissued Common Stock. The Shares may be issued (subject to Section 6.4) for any lawful consideration.

(a) Number of Shares.    The maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted under this Plan shall be 316,554, all of which are Shares carried over into this Plan from the 2003 Stock Option Plan as set forth in Section 6.13, subject to the reissue of Awards pursuant to Sections 1.5(d), 6.13(b), and the adjustments contemplated by Section 6.2. For every Share of Restricted Stock issued under this Plan, the maximum number of Shares that may be delivered pursuant to Awards hereunder shall be reduced by 1 Share. The maximum number of Shares of Common Stock subject to Incentive Stock Options that may be granted pursuant to this Plan shall be 316,554.

(b) Reservation of Shares.    Common Stock subject to outstanding Awards (other than Cash Only Awards) shall be reserved for issuance. If a Stock Appreciation Right is exercised and paid in Shares, the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Company withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award shall be reduced by the number of Shares withheld, and such Shares shall not be available for additional Awards under this Plan.

(c) Cash Only Award Limit.    Awards payable solely in cash under the Plan and Awards payable either in cash or Shares that are actually paid in cash shall constitute and be referred to as “Cash Only Awards”. The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured.

(d) Reissue of Awards.    Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant’s ownership was not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow Shares which are in the possession of the Company pursuant to either Section 2.2(b) or 6.5 to be available for reissuance under the Plan. Only Shares which were originally awarded as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options may be reissued as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options.

(e) Interpretive Issues.    Additional rules for determining the number of Shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

1.6. Grant of Awards.    Subject to the express provisions of this Plan, the Committee shall determine the type of Award, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the specific Performance Criteria, that further define the terms of the Performance Share Award or other Award. Subject to the provisions of Section 1.3(f), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Company by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company to the Participant under the Award Agreement.

1.7. Award Period.    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

1.8. Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise.    Except as may otherwise be provided in an Award Agreement or herein, except in the event of a Change in Control, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

(b) Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

(c) Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9. No Transferability.

(a) Awards may be exercised only by the Participant or, if the Participant has died, the Participant’s Beneficiary or, if the Participant has suffered a Total Disability and the Participant is incapacitated, the Participant’s Personal Representative, if any, or if there is none, (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee’s lifetime, of Awards (other than Incentive Stock Options) to members of a grantee’s immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the grantee’s spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of an Award Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

(b) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of “cashless exercise” procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

1.10. Deferred Payments.    The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants. Any such deferral of payment shall comply in all respects with the requirements of Code Section 409A, including with respect to the timing of election and timing of distribution, so as to avoid the imposition of any tax in addition to ordinary income tax or capital gains tax, as applicable.

1.11. Special Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of Awards listed in Section 1.2(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Criteria relative to preestablished targeted levels for the Company on a consolidated basis. Notwithstanding anything contained in this Section 1.11 to the contrary, any Option or Stock Appreciation Right shall be subject only to the requirements of (a) below and Section 1.5 above in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 1.11 (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 1.11 shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or Stock Appreciation Rights with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or Stock Appreciation Rights subject to Performance Goals or other business objectives.

(a) Eligible Class.    The eligible class of persons for Awards under this Section 1.11 shall be all Eligible Employees and Non-Employee Directors.

(b) Performance Goals.    The performance goals for any Awards under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Criteria. The specific performance target(s) with respect to Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Criteria remains substantially uncertain.

(c) Committee Certification.    Before any Performance-Based Award under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Criteria and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Criteria in the event of a Change in Control as provided in Section 6.2(b).

(d) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards.    The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 1.11. To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(e) Adjustments for Material Changes.    In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Criteria and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee’s judgment, the effect of the event on the applicable Performance-Based Award.

(f) Interpretation.    Except as specifically provided in this Section 1.11, the provisions of this Section 1.11 shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

(g) Individual Limits.

(i) Share-Based Awards.    The maximum number of Shares that are issuable under the Plan pursuant to Options, Stock Appreciation Rights payable in Shares, Restricted Stock or Stock Units payable in Shares that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed the maximum number of shares available for grant under this Plan, subject to adjustment as provided in Section 6.2(a); provided, that the maximum number of Shares that may be granted as Restricted Stock Awards during any calendar year to any Participant under the Plan (including as Performance-Based Awards) shall not exceed the maximum number of shares available for grant under the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled during the year shall be counted against this limit.

(ii) Restricted Share Awards.    The maximum number of Restricted Share Units payable in cash only or Stock Appreciation Rights payable in cash only that may be granted during any calendar year to any Participant as Performance-Based Awards shall not exceed the maximum number of shares available for grant under the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled due to expiration or forfeiture during the year shall be counted against this limit.

II. OPTIONS

2.1. Grants.    One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement. However, Non-Employee Directors shall only be eligible to receive Director Stock Options, which shall be Non-Qualified Options.

2.2. Option Price.

(a) Pricing Limits.    Subject to Section 2.4, the purchase price per Share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions.    The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

2.3. Limitations on Grant and Terms of Incentive Stock Options

(a) $100,000 Limit.    To the extent that the aggregate “fair market value” of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “fair market value” of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option. [To the extent permitted under applicable regulations, as a method of causing an Option intended to be an Incentive Stock Option to meet the requirements thereof which fails to do so by reason of the $100,000 limit, the Committee shall have the discretion to amend the terms of such Option to delay the exercisability of the Option provided such amendment is made in the same calendar year of grant.]

(b) Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4. Limits on 10% Holders.    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5. No Option Repricing.    Subject to Section 6.2 and Section 6.6 and the specific limitations on Awards granted in this Plan, the Committee may not reduce the exercise price of any Option or Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options or Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

2.6. Dividend Equivalents.    The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Share shall be multiplied by the number of Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may, in the Award Agreement, specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

2.7. Surrender of Stock Options    The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right, on such terms and conditions as the Committee may prescribe, to surrender such Participant’s Options to the Company for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Options. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

The term “Offer” as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Company, provided that the company, person or other entity making the Offer acquires Shares pursuant to such Offer.

The term “Offer Price per Share” as used in this Section means the highest price per Share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other company, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

The term “Spread” as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per Share of the Company’s Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per Share at which the surrendered Option is then exercisable, by (ii) the number of Shares subject to such Option with respect to which it has not theretofore been exercised.

2.8 Exercise of Option Granted in Tandem with Stock Appreciation Right

(a) Exercisability.    An Option related to another Stock Appreciation Right shall be exercisable at such time or times, and to the extent, as set forth in the Award Agreement.

(b) Effect on Available Shares.    In the event that an Option related to another Stock Appreciation Right is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Option and the related Stock Appreciation Right of the Participant.

III. STOCK APPRECIATION RIGHTS

3.1. Grants    In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Option Award or in respect of an outstanding Option Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

3.2. Exercise of Stock Appreciation Rights

(a) Exercisability.    A Stock Appreciation Right related to another Option Award shall be exercisable at such time or times, and to the extent, that the related Option Award shall be exercisable.

(b) Effect on Available Shares.    In the event that a Stock Appreciation Right related to another Option Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option Award of the Participant.

(c) Stand-Alone SARs.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise or in the case of a Change in Control, in no event earlier than six months after the Award Date.

3.3. Payment

(a) Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

(ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised. Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

(b) Form of Payment.    Unless otherwise provided in the Award Agreement granting a Stock Appreciation Right, the form of payment shall be solely in Shares. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

IV. RESTRICTED STOCK AWARDS

4.1. Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration, the value of which equals the par value of the Shares or such greater or lesser value as the Committee, consistent with Section 6.4, may require) to be paid, if any, by the Participant and the restrictions imposed on such Shares, including but not limited to, any Performance Criteria and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“restricted shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Company or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.8. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2. Restrictions

(a) Pre-Vesting Restraints.    Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

(b) Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

(c) Cash Payments.    If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

(d) Conditions of Release or Lapse of Restrictions.    The restrictions imposed on Restricted Stock as provided for in the Restricted Stock Award Agreements shall meet such standards as determined by the Committee in its sole discretion. Provided however, in no case, except for a Change in Control, shall restrictions lapse within the six months following the grant of an Award of Restricted Stock.

4.3. Return to the Company.    Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

4.4 Restricted Share Units.    The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director a Restricted Share Unit Award which will be payable in Shares of Common Stock (a “Share

Award”) and/or in Cash Only Awards on such terms as the Committee may determine in its sole discretion (including but not limited to Performance Criteria), but subject to the vesting restrictions contained in Section 4.2(d) in the case of restricted units which will be payable in Shares, and subject to the requirements of Code Section 409A where applicable. Such Awards may be made as additional compensation for services or may be in lieu of other compensation which the Eligible Employee is entitled to receive from the Company. All such Share Awards and Cash Only Awards shall constitute Awards for all purposes of the Plan, and shall be subject to the limits on Awards which are payable in Shares and in cash which are contained in the Plan. Restricted Share Units shall not entitle a Participant to voting or other rights with respect to Shares, provided, however, that the Committee may also grant Dividend Equivalents in connection with any Restricted Share Unit Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

V. PERFORMANCE SHARE CASH ONLY AWARDS

5.1. Grants of Performance Share Cash Only Awards.    The Committee may, in its discretion, grant Cash Only Awards in the form of Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the duration of the Award and the conditions upon which payment of the Award to the Participant shall be based, and the terms thereof shall comply with the requirements of Code Section 409A where applicable. The cash amount that may be deliverable pursuant to such Award shall be based upon the fair market value of the number of Shares of Common Stock specified in the Award, subject to any maximum determined by the Committee, and the degree of attainment of any Performance Criteria over a specified period (a “performance cycle”) as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

VI. OTHER PROVISIONS

6.1. Rights of Eligible Employees, Participants and Beneficiaries

(a) Employment Status.    Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded.    Awards payable under this Plan shall be payable in Shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2. Adjustments; Accelerations

(a) Adjustments.    If the outstanding Shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding Shares of Common Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, without consideration, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then (1) the number of Shares available for Awards, and any limit on the number of Shares that may be subject to Awards to an Eligible Employee in a calendar year, as set forth in Section 1.5(a), shall be adjusted proportionately, and (2) the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the prices, if any, paid in connection with Restricted Stock Awards, or (C) the performance standards appropriate to any outstanding Awards. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally.

(b) Effect of Change in Control.    As soon as possible after the Board of Directors has approved a Change in Control Event described in Section 1.2(h)(A) or (C), the Board shall send notice (the “Notice”) to each Participant thereof. Notice shall be deemed given on the date it is personally delivered to the Participant, or on the third business day after it is mailed, with first-class postage prepaid, to the Participant’s last known address.

Except as otherwise determined by the Committee at the time of grant of an Award and specified in the applicable Award Agreement, upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award (including restricted units) shall immediately vest free of restrictions, and (iii) all Performance Criteria with respect to any Award (including each Performance Share Award) shall be deemed achieved at target levels and all other terms and conditions met, and such Award shall become immediately payable to the Participant. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

No Awards may be made after the Board of Directors has approved a Change in Control, unless the Change in Control is cancelled or terminated before becoming effective, in which event the Plan shall not terminate, and Awards not exercised while the Change in Control was pending shall resume the status they had prior to the announcement of the Change in Control and delivery of the Notice.

The provisions of this subsection (b) shall not apply if the Company is the surviving entity in any such Change in Control.

(c) Possible Early Termination of Awards.    If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to a Change of Control event described in Section 1.2(h)(B) or (E) approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

6.3. Effect of Termination of Employment.    The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and to accelerate vesting with respect to some or all of the number of Shares covered by the Award with respect to which the Award is not then exercisable or vested.

6.4. Compliance with Laws.    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002) and, to the extent applicable, with the Nasdaq Marketplace Rules and other applicable listing standards.

6.5. Tax Withholding.    Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of Shares to be delivered by the appropriate number of Shares valued at their then Fair Market Value, to satisfy the minimum withholding obligation. The Committee may require a Participant to pay or make arrangements for payment of any applicable tax withholding as a condition to the exercise of an Award and as a condition to the delivery of any Shares or payment of any amount with respect to the exercise of an Award, and shall not be obligated to deliver any Shares or make any payment with respect to exercise of an Award until the Committee is satisfied that the Participant has done so.

6.6. Plan Amendment, Termination and Suspension

(a) Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

(b) Shareholder Approval.    If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable exchange listing standard (including listing standards of the NYSE and or Nasdaq), then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under the Code or any other applicable law or listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

(c) Amendments to Awards.    Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award. Provided, however, any amendment to any Award made by the Committee must comply with the Section 409A of the Code.

(d) Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6. Notwithstanding the foregoing, the Committee shall have the right to amend any Award without the consent of the Participant and notwithstanding any adverse effect to the rights or benefits of the Participant if the Committee determines that such amendment is necessary to avoid adverse accounting consequences to the Company not anticipated at the time of the granting of the Award.

6.7. Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8. Effective Date of the Plan.    This Plan shall be effective as of March 23, 2005 the date of Board approval, subject to shareholder approval within 12 months thereafter effected by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholders meeting at which a quorum is present. If shareholder approval for this Plan is not obtained prior to March 23, 2006, this Plan shall have no force or effect. No Award granted under the Plan shall become exercisable until the Plan such shareholder approval and all Awards granted under the Plan prior to such shareholder approval shall be conditioned on and subject to such shareholder approval.

6.9. Term of the Plan.    The Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed. Notwithstanding any language in this Plan to the contrary, no Incentive Stock Option shall be granted under this Plan more than ten years after the date the Plan is approved by the shareholders of the Company. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding Options, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

6.10. Governing Law; Construction; Severability

(a) Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant Delaware law.

(b) Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

(i) It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

(ii) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

6.11. Captions    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

6.12. Non-Exclusivity of Plan    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13.

6.13. Relation to Company’s 2003 Stock Option Plan

(a) No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards of Shares will be granted under the Company’s 2003 Stock Option Plan.

(b) Roll Over of Shares / Reissue of Awards.    Any Shares remaining subject to grant and any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Company’s 2003 Stock Option Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after the action taken at the Company’s 2005 annual shareholder meeting, or any adjournment or postponement thereof, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(d).

6.14. Substitute Awards.    Notwithstanding any other provisions of this 2005 Plan to the contrary, where the outstanding shares of another corporation are changed into or exchanged for shares of Common Stock of the Company in a merger, consolidation, reorganization or similar transaction, then, subject to the approval of the Board, Awards may be granted in exchange for unexercised, unexpired similar equity based awards of the other corporation, and the exercise price of the Shares subject to any Option or Stock Appreciation Rights Award so granted may be fixed at a price less than one hundred percent of the Fair Market Value of the Common Stock at the time such Award is granted if said exercise price or grant price has been determined to be not less than the exercise price or grant price set forth in the stock option or stock appreciation right of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company. The number of shares of the awards of the other corporation shall also be adjusted in accordance with the exchange ratio so that any substituted Award shall reflect such adjustment.

ÚDETACH PROXY CARD HERE Ú

REVOCABLE PROXY—COMMUNITY BANCORP INC.

ANNUAL MEETING OF STOCKHOLDERS—MAY 25, 2005

The undersigned stockholder(s) of Community Bancorp Inc. (the “Company”) hereby appoints, constitutes and nominates Mark N. Baker, Robert H.S. Kirkpatrick and G. Bruce Dunn, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the California Center for the Arts, 340 N. Escondido Boulevard, Escondido, California on Wednesday, May 25, 2005 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

The Board of Directors recommends a vote FOR proposals 1 and 2 and a vote AGAINST for proposal 3. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders. This Proxy also vests discretionary authority to cumulate votes. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.

NOTE: Please sign your full name. Joint owners should each sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

(Continued, and to be marked, dated and signed, on the reverse.)

COMMUNITY BANCORP INC.

Vote by Internet or Telephone or Mail

24 Hours a Day – 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	OR	TELEPHONE	OR	MAIL
www.proxyvoting.com/cmbc		1-888-426-7035

Use the Internet to vote your

proxy. Have your proxy card

in hand when you access the

Web site. You will be

prompted to enter your

control number, located in

the box below, to create and

submit an electronic ballot.

Use any touch-tone telephone

to vote your proxy. Have your

proxy card in hand when you

call. You will be prompted to

enter your control number,

located in the box below, and

then follow the directions

given.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone

you do NOT need to mail back your proxy card.

Ú DETACH PROXY CARD HERE Ú

Please Detach Here

Ú You Must Detach This Portion of the Proxy CardÚ

Before Returning it in the Enclosed Envelope .

COMMUNITY BANCORP INC.

1.	Election of Directors. To elect the following four (4) persons to the Board of Directors of the Company to serve for a three (3) year term and until their successors are elected and qualified:

	01 Gary W. Deems	02 Philip D. Oberhansley	03 Thomas E. Swanson	04 M. Faye Wilson

	☐	FOR all nominees listed above (except as marked to the contrary)			☐	WITHHOLD AUTHORITY to vote for all nominees listed above

A stockholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

2	2005 Equity Based Compensation Plan. To approve the 2005 Equity Based Compensation Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Stockholder Proposal. To vote on a stockholder proposal requesting the elimination of the Company’s classified Board of Directors.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Date:		, 2005

Signature(s)

Number of Shares

I (We) will	☐	will not	☐	attend the Annual Meeting in person